Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:

David Cathcart

TRX, Chief Financial Officer

(404) 929-6139

TRX NAMES MARK R. BELL TO BOARD OF DIRECTORS

ATLANTA, 6 NOVEMBER 2007 — TRX, Inc. (NASDAQ: TRXI), a global technology company that develops and hosts software applications to process data records and automate manual processes, today announced the appointment of Mark R. Bell to the Company’s Board of Directors. He will serve as a director and as a member of the Audit Committee and the Compensation, Corporate Governance, and Nominating Committee of the Company’s Board of Directors.

Mr. Bell is considered to be an independent director, as defined by the rules of the NASDAQ Stock Market (“NASDAQ”), and an audit committee financial expert, as defined by the Securities and Exchange Commission. The Company expects that his appointment as an independent director on the Company’s Audit Committee will restore the Company’s compliance with the NASDAQ listing rules.

Mr. Bell is a retired Senior Partner of PricewaterhouseCoopers, LLP with over 36 years of experience. During his career, he has worked with Fortune 500 companies in a leadership position providing a wide range of audit professional and advisory services. He is a certified public accountant and a member of the AICPA and Georgia Society of CPAs. He currently serves as a member of the Board of Directors and as Chairman of the Audit Committee of Reliability First Corporation.

“We are excited for Mark to join our Board of Directors,” commented Trip Davis, TRX President and CEO. “He brings a powerful combination of skills and experience to the table for our Board, management team, and shareholders.”

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us and are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the loss of key clients, volatility in the number of transactions we service, failure or interruptions of our software, hardware and other systems, industry declines, competitive pressures and other risks, including those discussed under the heading entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006. Forward-looking statements are predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. TRX, Inc. cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance.

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About TRX

TRX (NASDAQ: TRXI) is a global technology company. We develop and host software applications that process data records and automate manual processes, enabling our clients to optimize performance and control costs. We are a leading provider to the travel industry and are expanding into financial services and healthcare. We deliver our technology applications in an on-demand environment to travel agencies, corporations, travel suppliers, government agencies, credit card associations, credit card issuing banks, and third-party administrators. TRX is headquartered in Atlanta with operations and associates in North America, Europe, and Asia.

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